     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 22, 1997
                                                       REGISTRATION NO. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ---------------

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                ---------------

                                 ZONAGEN, INC.
             (Exact name of Registrant as specified in its charter)

                                --------------

          DELAWARE                                        76-0233274
(State or other jurisdiction of               (IRS Employer Identification No.)
 incorporation or organization)

                                --------------

                       2408 TIMBERLOCH PLACE, SUITE B-4
                          THE WOODLANDS, TEXAS  77380
                                (281) 367-5892
      (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                                ---------------

                              JOSEPH S. PODOLSKI
                     PRESIDENT AND CHIEF EXECUTIVE OFFICER
                                 ZONAGEN, INC.
                       2408 TIMBERLOCH PLACE, SUITE B-4
                          THE WOODLANDS, TEXAS  77380
                                (281) 367-5892
      (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                ---------------

                                  COPIES TO:

    ANDREWS & KURTH L.L.P.                             COOLEY GODWARD LLP
2170 BUCKTHORNE PLACE, SUITE 150                      FIVE PALO ALTO SQUARE
  THE WOODLANDS, TEXAS 77380                           3000 EL CAMINO REAL
       (713) 220-4801                              PALO ALTO, CALIFORNIA 94306
  ATTENTION:  JEFFREY L. WADE                            (415) 843-5000
                                                 ATTENTION: BRIAN C. CUNNINGHAM
                                                        JULIA L. DAVIDSON

                                ---------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this Registration Statement becomes effective.

                                ---------------

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [_]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [_]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [x] 333-28945

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_] __________

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                                ---------------

                        CALCULATION OF REGISTRATION FEE

==========================================================================================================================
    TITLE OF EACH CLASS                       AMOUNT TO BE      PROPOSED MAXIMUM      PROPOSED MAXIMUM        AMOUNT OF
OF SECURITIES TO BE REGISTERED              REGISTERED/(1)/    OFFERING PRICE PER    AGGREGATE OFFERING   REGISTRATION FEE
                                                                  SHARE/(2)/            PRICE/(2)/
--------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.001 per share    287,500 shares             $30.625           $8,804,688           $2,668
==========================================================================================================================

/(1)/ Includes shares of Common Stock issuable upon exercise of the
      Underwriters' over-allotment option.
/(2)/ Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) of the Securities Act of 1933, based on the average of the high and low sale prices of the Common Stock on the Nasdaq Small Cap Market on July 21, 1997.

================================================================================

                                EXPLANATORY NOTE

          This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (Registration No. 333-28945) filed by Zonagen, Inc. (the "Company") with the Securities and Exchange Commission on June 10, 1997, as amended by the Amendment No. 1 thereto filed on June 30, 1997 and Amendment No. 2 thereto filed on July 16, 1997, which was declared effective July 21, 1997, are incorporated herein by reference.

                                   SIGNATURES

          PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL THE REQUIREMENTS FOR FILING ON FORM S-3 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED IN THE CITY OF THE WOODLANDS, STATE OF TEXAS, ON JULY 21, 1997.

                                  ZONAGEN, INC.


                                  By: /s/ Joseph S. Podolski
                                     ----------------------------------------
                                          Joseph S. Podolski
                                          President and Chief Executive Officer


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.

       SIGNATURE                                  TITLE                       DATE
       ---------                                  -----                       ----
 Martin P. Sutter*                 Chairman of the Board of Directors     July 21, 1997
------------------------------
 Martin P. Sutter

/s/  Joseph S. Podolski         Director, President and Chief Executive   July 21, 1997
------------------------------   Officer (Principal Executive Officer)
     Joseph S. Podolski

/s/  Louis Ploth, Jr.            Vice President - Business Development    July 21, 1997
------------------------------   Chief Financial Officer and Secretary
     Louis Ploth, Jr.              (Principal Accounting Officer and
                                    Principal Financial Officer)

 Steven Blasnik*                                Director                  July 21, 1997
------------------------------
 Steven Blasnik

 James L. Currie*                               Director                  July 21, 1997
------------------------------
 James L. Currie

 Timothy McInerney*                             Director                  July 21, 1997
------------------------------
 Timothy McInerney

 David B. McWilliams*                           Director                  July 21, 1997
------------------------------
 David B. McWilliams

  David W. Ortlieb*                             Director                  June 21, 1997
------------------------------
  David W. Ortlieb

  Allan D. Rudzik*                              Director                  July 21, 1997
------------------------------
  Allan D. Rudzik

*By   /s/ Joseph S. Podolski
    --------------------------
          Joseph S. Podolski
          Attorney-in-fact

                                   EXHIBITS


Exhibit Number      Description
--------------      -----------

*1.1                Underwriting Agreement.

5.1 Opinion of Andrews & Kurth L.L.P., as to the validity of the Common Stock.

23.1                Consent of Andrews & Kurth L.L.P. (included in Exhibit 5.1).

23.2                Consent of Arthur Andersen LLP.

23.3                Consent of Marshall, O'Toole, Gerstein, Murray & Borun.

24.1                Power of Attorney


* Incorporated by reference to the Company's Registration Statement on Form S-3, as amended, Registration No. 333-28945.

                                     II-2